EXHIBIT 99.1

August 8, 2018

Office of the Chief Accountant

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Dear Sir/Madam:

We have read the statements included under Item 4.01 in the Form 8-K dated July 26, 2018 of NAMI CORP (the "Company") to be filed with the Securities and Exchange Commission and we agree with such statements insofar as they relate to our dismissal. We have no basis to either agree or disagree with other statements contained in the Form 8-K.

Very truly yours,

/s/ AMC Auditing

AMC Auditing

Las Vegas, Nevada

8250 W Charleston Blvd, Suite 100 – Las Vegas, NV 89117	Phone: (888) 727-8251 – Fax: (888) 782-2351